UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 22, 2006

                      GATEWAY INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

             000-26017                                   95-3819300
           ------------                                --------------
      (Commission File Number)                (IRS Employer Identification No.)

                              3840 East Eagle Drive
                               Anaheim, California
                             Telephone: 714-630-6253

          (Address and telephone number of principal executive offices and place of business)


                 Check the appropriate box below if the Form 8-K
             filing is intended to simultaneously satisfy the filing
                  obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Gateway International Holdings, Inc. ("us", "we", "our", or the "Company"), files this current report on Form 8-K to disclose that we have not yet filed our Annual Report on Form 10-KSB for our fiscal year ended September 30, 2005 (the "Annual Report"). Our Annual Report was due no later than January 13, 2006, and we have exhausted all extensions available to us. The delay in filing our Annual Report is attributed to a number of factors, including:

1/. The late appointment of our new auditors, Weinberg & Co., P.A. ("Weinberg"), who needed additional time to review and become comfortable with the documentation and financial statements presented to them and to complete the opening balances of the five acquisitions completed during fiscal 2005.

2./. Completion of the valuations of the five new acquisitions completed during fiscal 2005, particularly in relation to goodwill and intangible assets.

3/. Our continuing dialogue with the Securities and Exchange Commission's Division of Corporation Finance over certain accounting issues that arose in the context of our annual and quarterly reports for our fiscal years through fy2004, some of which tie into our reporting for fiscal year 2005.

We are working to finalize the Annual Report and we have attached a letter from Weinberg as Exhibit 99.6 to this Current Report. This letter indicates that assuming Weinberg's receipt of documents requested of our Company and any other audit requirements found during Weinberg's completion process by January 26, 2006, Weinberg will be able to issue its audit report on our financial statements thereby allowing us to file no later than February 6, 2006.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward- looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward- looking statement.


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

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

Exhibit No.        Description
-----------        -----------

99.6               Letter, dated January 19, 2006, from Weinberg & Co.



SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway International Holdings, Inc.

By:     /s/ Larry Consalvi
   ------------------------------------
Larry Consalvi, Chief Executive Officer
Dated: January 23, 2006


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